UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06548

Nuveen Select Tax-Free Income Portfolio

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2021

Nuveen Municipal Closed-End Funds

NXP	Nuveen Select Tax-Free Income Portfolio
NXQ	Nuveen Select Tax-Free Income Portfolio 2
NXR	Nuveen Select Tax-Free Income Portfolio 3
NXC	Nuveen California Select Tax-Free Income Portfolio
NXN	Nuveen New York Select Tax-Free Income Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economies have largely recovered from the pandemic-driven downturns with the help of vaccines and extraordinary support measures from governments and central banks. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. More recently, Congress passed a $1 trillion infrastructure spending plan, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems.

Nevertheless, pandemic-related impacts continue to weigh on the outlook, particularly regarding inflation. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, are beginning to reduce pandemic-era stimulus measures while other central banks have already started raising interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and new variants such as delta. Other key pieces of legislation also remain on the horizon in the U.S., including a $1.75 trillion social spending plan and raising the nation’s borrowing limit (known as the debt ceiling).

Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

During this time of economic uncertainty, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
November 22, 2021

Important Notices

For Shareholders of

Nuveen Select Tax-Free Income Portfolio (NXP)

Nuveen Select Tax-Free Income Portfolio 2 (NXQ)

Nuveen Select Tax-Free Income Portfolio 3 (NXR)

Nuveen California Select Tax-Free Income Portfolio (NXC)

Nuveen New York Select Tax-Free Income Portfolio (NXN)

Portfolio Manager Commentaries in Semiannual Reports

Beginning with this semiannual shareholder report, the Funds will include portfolio manager commentaries only in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s March 31, 2021 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Reorganizations

At a special meeting held on October 29, 2021, shareholders of Nuveen Select Tax-Free Income Portfolio (“NXP”), Nuveen Select Tax-Free Income Portfolio 2 (“NXQ”) and Nuveen Select Tax-Free Income Portfolio 3 (“NXR”) approved the reorganization of NXQ and NXR into NXP (the “Reorganization”). The Reorganization is scheduled to take place prior to the opening of business on December 6, 2021. Refer to Note 1 of the Notes to Financial Statements of this report for further details on the Reorganization.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of September 30, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2021	$0.0455	$0.0420	$0.0465	$0.0400	$0.0345
May	0.0455	0.0420	0.0465	0.0400	0.0345
June	0.0455	0.0420	0.0465	0.0400	0.0345
July	0.0455	0.0420	0.0465	0.0400	0.0345
August	0.0455	0.0420	0.0465	0.0400	0.0345
September 2021	0.0455	0.0420	0.0465	0.0400	0.0345
Total Distributions from Net Investment Income	$0.2730	$0.2520	$0.2790	$0.2400	$0.2070

Yields
Market Yield*	3.14%	3.23%	3.24%	3.05%	2.98%
Taxable-Equivalent Yield*	5.28%	5.42%	5.32%	6.63%	5.92%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 40.8%, 40.8%, 40.8%, 54.1% and 49.6% for NXP, NXQ, NXR, NXC and NXN, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of September 30, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common shares cumulatively repurchased and retired	0	0	0	0	0
Common shares authorized for repurchase	1,655,000	1,770,000	1,300,000	635,000	390,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of September 30, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NXP	NXQ	NXR	NXC	NXN
Common share NAV	$16.34	$15.58	$16.75	$15.78	$14.38
Common share price	$17.38	$15.61	$17.22	$15.76	$13.87
Premium/(Discount) to NAV	6.36%	0.19%	2.81%	(0.13)%	(3.55)%
Average premium/(discount) to NAV	7.17%	3.02%	5.93%	2.74%	(2.53)%

NXP	Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of
September 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXP at Common Share NAV	1.67%	4.72%	4.23%	5.50%
NXP at Common Share Price	1.56%	7.58%	6.34%	6.31%
S&P Municipal Bond Index	1.24%	2.71%	3.18%	3.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.1%
Common Stocks	0.5%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	2.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.5%
AAA	3.4%
AA	44.3%
A	19.0%
BBB	12.8%
BB or Lower	4.0%
N/R	4.5%
N/A	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	35.1%
Tax Obligation/General	16.4%
Transportation	13.1%
U.S. Guaranteed	11.5%
Health Care	7.9%
Education and Civic Organizations	7.1%
Utilities	6.8%
Other	2.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	16.2%
New Jersey	12.0%
Illinois	10.3%
Texas	7.6%
Colorado	6.7%
Connecticut	5.7%
Washington	4.5%
Massachusetts	3.5%
District of Columbia	3.4%
New York	3.2%
Arizona	3.1%
Missouri	2.9%
Puerto Rico	2.5%
Other[1]	18.4%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of
September 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXQ at Common Share NAV	1.88%	4.41%	4.01%	5.41%
NXQ at Common Share Price	(1.36)%	7.61%	5.07%	5.96%
S&P Municipal Bond Index	1.24%	2.71%	3.18%	3.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.4%
Common Stocks	0.5%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	2.6%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.6%
AAA	3.5%
AA	36.6%
A	30.1%
BBB	13.7%
BB or Lower	2.9%
N/R	3.1%
N/A	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Tax Obligation/General	21.0%
Transportation	20.2%
Health Care	11.1%
U.S. Guaranteed	9.6%
Utilities	7.2%
Education and Civic Organizations	5.9%
Other	1.8%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.4%
Illinois	11.1%
Colorado	8.7%
Texas	7.0%
Arizona	6.3%
Massachusetts	5.4%
Washington	5.1%
Florida	5.1%
New Jersey	3.3%
Connecticut	3.2%
Indiana	3.2%
New York	2.9%
District of Columbia	2.3%
Pennsylvania	2.2%
Other[1]	18.8%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NXR	Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of
September 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXR at Common Share NAV	1.84%	4.06%	4.16%	5.65%
NXR at Common Share Price	3.98%	8.38%	5.77%	6.31%
S&P Municipal Bond Index	1.24%	2.71%	3.18%	3.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.0%
Common Stocks	0.6%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	2.9%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	18.8%
AAA	1.9%
AA	37.2%
A	18.2%
BBB	17.7%
BB or Lower	1.7%
N/R	3.9%
N/A	0.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	27.7%
Tax Obligation/General	20.2%
U.S. Guaranteed	18.8%
Transportation	12.2%
Health Care	7.7%
Utilities	6.7%
Other	6.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	26.5%
Illinois	10.0%
Texas	7.3%
Massachusetts	6.7%
Washington	5.3%
Pennsylvania	4.1%
New Jersey	3.7%
Colorado	3.0%
Puerto Rico	3.0%
Ohio	2.8%
Connecticut	2.8%
Virginia	2.8%
District of Columbia	2.4%
Other[1]	19.6%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of
September 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXC at Common Share NAV	1.19%	3.13%	3.63%	5.33%
NXC at Common Share Price	(1.80)%	1.58%	2.13%	6.31%
S&P Municipal Bond Index	1.24%	2.71%	3.18%	3.92%
S&P Municipal Bond California Index[1]	1.06%	2.07%	3.10%	4.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1 For purposes of Fund performance, relative results are measured against this index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.1%
Other Assets Less Liabilities	2.9%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.7%
AAA	16.5%
AA	39.7%
A	12.8%
BBB	5.9%
BB or Lower	4.2%
N/R	9.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.0%
Utilities	21.0%
Tax Obligation/Limited	16.8%
U.S. Guaranteed	13.1%
Transportation	10.1%
Housing/Multifamily	7.4%
Health Care	7.0%
Other	2.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	97.4%
Puerto Rico	1.5%
Virgin Islands	1.1%
Total	100%

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of
September 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXN at Common Share NAV	1.65%	4.23%	3.15%	3.94%
NXN at Common Share Price	(2.94)%	9.40%	2.55%	4.26%
S&P Municipal Bond Index	1.24%	2.71%	3.18%	3.92%
S&P Municipal Bond New York Index[1]	1.38%	3.56%	2.95%	3.71%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

1 For purposes of Fund performance, relative results are measured against this index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.7%
Other Assets Less Liabilities	3.3%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.0%
AAA	13.6%
AA	48.5%
A	10.0%
BBB	10.6%
BB or Lower	10.1%
N/R	5.2%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	22.5%
Tax Obligation/Limited	20.2%
Utilities	19.2%
Education and Civic Organizations	12.1%
Tax Obligation/General	8.5%
Consumer Staples	5.2%
Other	12.3%
Total	100%

States and Territories
(% of total municipal bonds)
New York	95.3%
Guam	2.2%
Virgin Islands	1.6%
Puerto Rico	0.9%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held on August 4, 2021 for NXC and NXN. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members. The annual meeting of shareholders was held on September 22, 2021 for NXP, NXQ and NXR. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members and to approve an Agreement and Plan of Reorganization. The meeting was subsequently adjourned to October 29, 2021 in order to seek additional shareholder participation.

	NXP	NXQ	NXR	NXC	NXN
	Common	Common	Common	Common	Common
	Shares	Shares	Shares	Shares	Shares
To approve an Agreement and Plan of Reorganization
For	8,495,081	9,002,449	6,594,377	—	—
Against	519,272	428,895	258,462	—	—
Abstain	549,671	561,545	326,214	—	—
BNV	5,383,618	6,440,552	4,929,146	—	—
Total	14,947,642	16,433,441	12,108,199	—	—
Approval of the Board Members was reached as follows:
Jack B. Evans
For	12,888,946	12,959,853	9,335,190	4,262,377	2,756,606
Withhold	1,834,580	3,331,058	2,542,646	952,687	623,614
Total	14,723,526	16,290,911	11,877,836	5,215,064	3,380,220
Joanne T. Medero
For	14,094,569	15,559,822	11,440,583	5,087,685	3,372,246
Withhold	628,957	731,089	437,253	127,379	7,974
Total	14,723,526	16,290,911	11,877,836	5,215,064	3,380,220
Albin F. Moschner
For	12,907,303	13,009,957	9,377,054	4,262,377	2,751,139
Withhold	1,816,223	3,280,954	2,500,782	952,687	629,081
Total	14,723,526	16,290,911	11,877,836	5,215,064	3,380,220
Matthew Thornton III
For	14,020,869	15,518,864	11,408,554	5,120,081	3,362,057
Withhold	702,657	772,047	469,282	94,983	18,163
Total	14,723,526	16,290,911	11,877,836	5,215,064	3,380,220

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.6%
	MUNICIPAL BONDS – 96.1%
	Arizona – 3.0%
$ 1,015	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	$ 1,178,740
	4.000%, 7/01/47
85	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	BB	86,201
	Basis Schools, Inc Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	AA–	276,147
	Basis Schools, Inc Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	AA–	357,322
	Math & Science Projects, Series 2018A, 4.000%, 7/01/22
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,196,890
	Refunding Series 2016A, 5.000%, 1/01/38
500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	575,380
	Series 2019A, 4.000%, 1/01/44
3,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	4,302,095
	Series 2019A, 5.000%, 7/01/49
160	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	220,414
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
6,865	Total Arizona			8,193,189
	Arkansas – 1.1%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas	No Opt. Call	Aa2	3,050,238
	Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 15.6%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	3,506,837
	Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	2,445,950
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	3,216,240
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
40	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	46,381
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	2,498,773
	System, Series 2013A, 5.000%, 7/01/33
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,781,900
	Series 2013I, 5.000%, 11/01/38
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	2,075,267
	Series 2009A, 0.000%, 5/01/34 – AGM Insured
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,485,449
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,952,826
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A+	988,840
	Bonds, Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,301,323
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,912,368
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A1 (4)	$ 1,367,888
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	6,416,160
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,618,987
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
675	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	834,192
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)
1,800	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2 (4)	2,058,138
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42 (Pre-refunded 11/01/24)
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,900,519
	Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	997,131
	Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured
45,785	Total California			42,405,169
	Colorado – 6.5%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	502,590
	Improvement Series 2017, 5.000%, 12/01/21, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	1,889,791
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	170,154
	Series 2019A-1, 4.000%, 8/01/44
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	3,200,447
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
810	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA+	954,634
	4.000%, 11/15/45
660	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/37	12/30 at 100.00	Aa2	791,927
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,113,368
	2013B, 5.000%, 11/15/43
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	221,840
	9/01/29 – NPFG Insured
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	6,313,250
	9/01/38 – NPFG Insured
605	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A, 5.000%, 9/01/40	9/24 at 100.00	A	675,210
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	711,363
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35
22,440	Total Colorado			17,544,574
	Connecticut – 5.6%
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health	6/26 at 100.00	AA–	1,180,910
	Credit Group, Series 2016CT, 5.000%, 12/01/45
690	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	711,921
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,500	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	Aa3	2,831,425
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	Aa3	1,041,930
1,000	Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/26	No Opt. Call	Aa3	1,206,590
1,860	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	AA–	2,025,521
	Series 2013A, 5.000%, 10/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	AA–	$ 1,830,189
	Series 2014A, 5.000%, 9/01/34
3,000	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	3,344,790
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	Aa3	883,013
13,425	Total Connecticut			15,056,289
	District of Columbia – 3.3%
1,975	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds,	10/22 at 100.00	AA+	2,068,911
	Subordinate Lien Series 2012A, 5.000%, 10/01/25
960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,085,501
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	2,641,660
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2021A:
905	5.000%, 10/01/29 (AMT)	No Opt. Call	Aa3	1,158,690
1,050	5.000%, 10/01/46 (AMT)	10/31 at 100.00	Aa3	1,321,257
600	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	700,350
	Bonds, Series 2020A, 4.000%, 7/15/45
7,490	Total District of Columbia			8,976,369
	Florida – 0.7%
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	1,219,450
	10/01/49 (AMT)
470	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	577,747
	Series 2020B, 5.000%, 7/01/50
1,470	Total Florida			1,797,197
	Georgia – 0.6%
1,300	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,501,045
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 1.9%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	3,379,500
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	1,870,691
	2013, 5.250%, 7/01/25
4,740	Total Guam			5,250,191
	Hawaii – 0.1%
225	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/35 (AMT)	7/30 at 100.00	Aa3	265,174
	Idaho – 1.2%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,293,910
	Series 2014A, 5.000%, 3/01/44
	Illinois – 10.0%
2,000	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,959,380
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	881,353
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	739,623
	Series 2011A, 5.000%, 12/01/41

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	$ 887,211
	Refunding Series 2017C, 5.000%, 12/01/30
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	442,260
	Series 2016B, 6.500%, 12/01/46
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	48,957
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	1,079,452
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013:
2,100	4.000%, 8/15/33 (Pre-refunded 8/15/22)	8/22 at 100.00	AA+ (4)	2,170,329
2,245	5.000%, 8/15/43 (Pre-refunded 8/15/22)	8/22 at 100.00	AA+ (4)	2,339,559
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	277,953
	2013A, 6.000%, 7/01/43
2,070	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/23	No Opt. Call	BBB	2,256,093
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois,	No Opt. Call	A2	982,920
	General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB+	1,479,217
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	39,686
765	0.000%, 6/15/30	No Opt. Call	BBB+	647,221
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB+	4,904,014
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB+	3,501,250
1,775	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	2,034,008
	5.000%, 3/01/28
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	339,531
	6.000%, 10/01/42
28,850	Total Illinois			27,010,017
	Indiana – 1.6%
1,785	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	2,063,014
	Series 2020A, 4.000%, 7/01/40
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,397,362
	Series 2015A, 5.000%, 10/01/45
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/24 –	No Opt. Call	AA	990,010
	AMBAC Insured
4,035	Total Indiana			4,450,386
	Iowa – 0.3%
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	906,277
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
	Massachusetts – 3.4%
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	1,205,350
	2018J-2, 5.000%, 7/01/43
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	1,761,419
	5.000%, 11/01/43
200	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	215,082
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+ (4)	2,985,000
	Series 2019A, 5.000%, 2/15/49 (Pre-refunded 2/15/26)
2,415	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated	6/27 at 100.00	AA+	2,942,919
	Bridge Programs, Series 2017A, 5.000%, 6/01/47
7,740	Total Massachusetts			9,109,770

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 0.1%
$ 355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	$ 368,494
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
	Missouri – 2.8%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,159,979
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	4,351,950
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,177,720
	CoxHealth, Series 2013A, 5.000%, 11/15/38
8,165	Total Missouri			7,689,649
	Nevada – 0.1%
275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	326,681
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,341,188
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 11.7%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,345,540
	5.000%, 1/01/37
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,036,999
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
1,380	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	1,511,859
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/23
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	300,474
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	26,594,050
	Series 2006C, 0.000%, 12/15/34 – AGM Insured
690	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	811,102
39,495	Total New Jersey			31,600,024
	New Mexico – 1.2%
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation	9/25 at 100.00	Aa3	1,170,210
	Bonds, School Building Series 2015, 5.000%, 9/01/28
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/21 at 100.00	N/R	1,003,510
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series	6/26 at 100.00	AA–	1,190,871
	2016A, 4.500%, 6/01/36
3,035	Total New Mexico			3,364,591
	New York – 3.1%
4,400	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	5,122,832
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/44
455	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	11/21 at 100.00	AA–	456,633
	Series 2011A, 5.250%, 2/15/47
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A3	1,133,430
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	1,152,558
	Series 2002D-1, 5.000%, 11/01/27
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	520,365
	5.000%, 6/01/24
7,455	Total New York			8,385,818

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 1.4%
$ 230	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 255,946
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	407,804
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	2,054,356
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,105	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3 (4)	1,176,571
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
4,670	Total Ohio			3,895,927
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	521,343
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 2.1%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	713,151
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
395	Beaverton, Oregon, Special Revenue Bonds, Series 2020A, 4.000%, 6/01/37	6/30 at 100.00	Aa3	469,651
515	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	540,580
	Willamette View Project, Series 2017A, 4.000%, 11/15/23
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	538,860
750	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza,	No Opt. Call	BB+	769,912
	Inc, Refunding Series 2012, 5.000%, 12/01/22
1,365	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,562,488
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	BBB	1,146,710
	2016B, 5.000%, 10/01/40
5,115	Total Oregon			5,741,352
	Pennsylvania – 0.7%
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	520,885
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47 (Mandatory
	Put 4/01/21)
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,185,300
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
280	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	302,862
	Bonds, First Lien Series 2020B, 3.000%, 9/01/40 – AGM Insured
1,780	Total Pennsylvania			2,009,047
	Puerto Rico – 2.4%
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	1,037,250
	5.250%, 7/01/42
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,500	4.750%, 7/01/53	7/28 at 100.00	N/R	1,682,145
900	5.000%, 7/01/58	7/28 at 100.00	N/R	1,023,084
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,778,525
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
5,900	Total Puerto Rico			6,521,004

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 7.4%
$ 2,795	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	$ 3,177,188
	Lien Series 2016, 5.000%, 6/15/46
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	126,170
	5.000%, 1/01/33
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+ (4)	6,150,939
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,443,112
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
480	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	420,778
2,935	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	2,233,359
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	2,037,887
	0.000%, 11/15/35 – NPFG Insured
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 61.17	AA	1,892,189
	Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured
150	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	157,751
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+ (4)	2,388,940
	Appreciation Series 2008I, 6.500%, 1/01/43 (Pre-refunded 1/01/25)
23,530	Total Texas			20,028,313
	Virginia – 1.2%
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,033,660
650	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	676,026
1,565	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,620,088
3,215	Total Virginia			3,329,774
	Washington – 4.4%
2,115	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding	7/31 at 100.00	Aa2	2,525,204
	Series 2021-A, 4.000%, 7/01/42
385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	462,712
	4/01/44 (AMT)
1,075	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa1	1,210,375
	Bonds, Refunding Series2021B Exchange Purchase, 4.000%, 7/01/58
2,855	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	Aaa	3,258,726
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1, 5.000%, 8/01/39	8/25 at 100.00	Aaa	2,385,624
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	Aaa	1,975,368
	12/01/27 – NPFG Insured
10,605	Total Washington			11,818,009
	West Virginia – 0.6%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	1,630,485
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
	Wisconsin – 1.3%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,691,109
	Inc, Series 2012, 5.000%, 6/01/39
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	1,771,635
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
3,145	Total Wisconsin			3,462,744
$ 274,675	Total Municipal Bonds (cost $221,349,460)			260,844,238

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Shares	Description (1)			Value
	COMMON STOCKS – 0.5%
	Electric Utilities – 0.5%
32,258	Energy Harbor Corp (7), (8), (9)			$ 1,297,385
	Total Common Stocks (cost $899,914)			1,297,385
	Total Long-Term Investments (cost $222,249,374)			262,141,623

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	MUNICIPAL BONDS – 0.6%
	Florida – 0.5%
$ 1,305	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	11/21 at 103.00	N/R	$ 1,331,296
	Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory
	Put 1/01/24), 144A (10)
	Ohio – 0.1%
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	250,000
	Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
$ 1,555	Total Short-Term Investments (cost $1,555,000)			1,581,296
	Total Investments (cost $223,804,374) – 97.2%			263,722,919
	Other Assets Less Liabilities – 2.8%			7,586,440
	Net Assets Applicable to Common Shares – 100%			$ 271,309,359

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax ETM Escrowed to maturity

See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.9%
	MUNICIPAL BONDS – 96.4%
	Arizona – 6.1%
$ 1,015	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	$ 1,178,740
	4.000%, 7/01/47
2,500	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s	2/30 at 100.00	AA–	2,876,775
	Hospital, Series 2020A, 4.000%, 2/01/50
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,196,890
	Refunding Series 2016A, 5.000%, 1/01/38
1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,293,609
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/25 at 100.00	A1	1,448,488
	Series 2015A, 5.000%, 7/01/34
3,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	3,687,510
	Series 2019A, 5.000%, 7/01/49
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,191,529
	Project, Series 2012, 5.000%, 6/01/42
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	3,099,577
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
14,125	Total Arizona			16,973,118
	California – 14.9%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	6,934,620
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured
45	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	52,178
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds,	No Opt. Call	AA	2,258,903
	Series 2002, 0.000%, 8/01/27 – AGM Insured
3,290	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	Aa2	3,224,792
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 –
	NPFG Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,952,826
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	1,194,819
	Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,301,323
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	705,632
	Series 2009C, 6.500%, 11/01/39
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	1,082,527
	Series 2003, 0.000%, 8/01/28 – AGM Insured
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	4,517,528
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,921,280
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A1 (5)	2,011,600
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	2,662,652
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	$ 1,672,954
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
1,305	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,609,117
	Subordinate Series 2019B, 5.000%, 7/01/39 (AMT)
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation	No Opt. Call	AA	5,154,990
	Bonds, Series 2007C, 0.000%, 8/01/30
47,105	Total California			41,257,741
	Colorado – 8.4%
540	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	606,069
	Series 2019A-2, 4.000%, 8/01/49
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	1,922,702
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,190	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA+	1,402,486
	4.000%, 11/15/45
445	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/38	12/30 at 100.00	Aa2	530,485
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,113,368
	2013B, 5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	5,055,190
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	7,187,616
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	3,556,596
715	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/30 at 100.00	A	915,500
	5.000%, 9/01/36
24,120	Total Colorado			23,290,012
	Connecticut – 3.1%
705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	727,398
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,600	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	Aa3	2,944,682
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	Aa3	1,041,930
1,000	Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/26	No Opt. Call	Aa3	1,206,590
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	AA–	2,709,518
	Series 2013A, 5.000%, 10/01/33
7,795	Total Connecticut			8,630,118
	District of Columbia – 2.3%
985	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,113,769
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA	1,899,015
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding
	Series 2021A:
920	5.000%, 10/01/29 (AMT)	No Opt. Call	Aa3	1,177,895
1,065	5.000%, 10/01/46 (AMT)	10/31 at 100.00	Aa3	1,340,132
600	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	700,350
	Bonds, Series 2020A, 4.000%, 7/15/45
5,070	Total District of Columbia			6,231,161

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 4.4%
$ 1,040	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	A1	$ 1,243,174
1,155	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	1,380,641
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,688,460
	5.000%, 11/15/45
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,438,900
	10/01/49 (AMT)
2,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,	7/25 at 100.00	AA	2,331,320
	Series 2013A, 5.000%, 7/01/30
2,705	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	3,078,534
	Series 2020B, 4.000%, 7/01/45
10,400	Total Florida			12,161,029
	Georgia – 0.6%
1,330	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,535,684
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 1.8%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	3,379,500
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	1,634,149
	2016, 5.000%, 1/01/46
4,460	Total Guam			5,013,649
	Hawaii – 0.1%
230	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/35 (AMT)	7/30 at 100.00	Aa3	271,067
	Idaho – 1.6%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	4,391,880
	Series 2014A, 5.000%, 3/01/44
	Illinois – 10.8%
1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,582,199
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	911,745
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	739,623
	Series 2011A, 5.000%, 12/01/41
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	917,388
	Refunding Series 2017C, 5.000%, 12/01/30
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	448,403
	Series 2016B, 6.500%, 12/01/46
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+ (5)	2,339,559
	2013, 5.000%, 8/15/43 (Pre-refunded 8/15/22)
2,070	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/23	No Opt. Call	BBB	2,256,093
2,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	2,910,325
	4.000%, 1/01/39
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB+	5,130,229
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB+	986,459
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB+	3,501,250
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB+	6,019,944
1,825	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	2,091,304
	5.000%, 3/01/28
34,935	Total Illinois			29,834,521

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.1%
$ 1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series	No Opt. Call	AA	$ 1,369,216
	2008B, 0.000%, 6/01/30 – AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation	6/25 at 100.00	AA	2,337,085
	Group, Refunding Series 2015A, 5.000%, 12/01/40
1,825	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	2,109,244
	Series 2020A, 4.000%, 7/01/40
2,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	2,794,725
	Series 2015A, 5.000%, 10/01/45
7,965	Total Indiana			8,610,270
	Iowa – 0.3%
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	906,277
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
	Kentucky – 0.4%
805	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown	7/31 at 100.00	Baa2	989,812
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C, 0.000%, 7/01/43 (4)
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	AA	2,284,579
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins	7/22 at 100.00	Aa2 (5)	1,036,160
	Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27 (Pre-refunded 7/01/22)
	Massachusetts – 5.2%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	2,275,086
	5.000%, 7/01/41
2,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	2,410,700
	2018J-2, 5.000%, 7/01/43
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	1,815,616
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (5)	2,438,078
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	430,164
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+ (5)	2,507,400
	Series 2019A, 5.000%, 2/15/49 (Pre-refunded 2/15/26)
2,115	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated	6/27 at 100.00	AA+	2,577,339
	Bridge Programs, Series 2017A, 5.000%, 6/01/42
12,740	Total Massachusetts			14,454,383
	Michigan – 1.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (5)	368,493
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	448,402
	2015-I, 5.000%, 4/15/38
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,385,440
	2016-I, 5.000%, 4/15/35
2,740	Total Michigan			3,202,335

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.7%
$ 545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	$ 601,146
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36
305	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	350,338
	Health Services Project, Series 2018, 5.000%, 7/01/27
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,011,710
1,850	Total Nebraska			1,963,194
	Nevada – 1.7%
990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	1,176,051
	Series 2017A, 5.000%, 9/01/37
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	3,411,810
	2015, 5.000%, 6/01/34
3,990	Total Nevada			4,587,861
	New Jersey – 3.2%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,378,492
	5.000%, 1/01/37
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	Baa1	2,442,060
	Refunding Series 2016BBB, 5.500%, 6/15/31
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	2,326,760
	2015AA, 5.250%, 6/15/29
2,400	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/51	1/31 at 100.00	A+	2,780,568
7,655	Total New Jersey			8,927,880
	New Mexico – 1.1%
1,000	Albuquerque, New Mexico, Refuse Removal and Disposal Revenue Bonds, Series 2020,	7/30 at 100.00	AA	1,182,850
	4.000%, 7/01/43
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland	7/22 at 100.00	BB+	815,048
	Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/21 at 100.00	N/R	1,003,510
	Series 2007A, 5.250%, 9/01/42 (AMT)
2,800	Total New Mexico			3,001,408
	New York – 2.8%
3,800	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	4,424,264
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/44
455	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	11/21 at 100.00	AA–	456,633
	Series 2011A, 5.250%, 2/15/47
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A3	1,133,430
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	1,312,575
	Series 2012F, 5.000%, 11/15/26
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	520,365
	5.000%, 6/01/24
7,005	Total New York			7,847,267
	Ohio – 0.7%
330	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	367,227
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	356,829
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,105	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3 (5)	1,176,571
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	$ 1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
2,750	Total Ohio			1,901,877
	Oklahoma – 0.2%
450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	539,321
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	1,105,988
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
605	Beaverton, Oregon, Special Revenue Bonds, Series 2020A, 4.000%, 6/01/37	6/30 at 100.00	Aa3	719,339
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred	6/27 at 100.00	Aa1	72,353
	Interest Series 2017A, 5.000%, 6/15/40
500	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	11/25 at 102.00	N/R	547,465
	Willamette View Project, Series 2017A, 5.000%, 11/15/52
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	538,860
1,090	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,247,701
3,670	Total Oregon			4,231,706
	Pennsylvania – 2.1%
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	520,885
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47 (Mandatory
	Put 4/01/21)
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,777,950
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%,	7/24 at 100.00	A+ (5)	3,349,091
	7/01/40 (Pre-refunded 7/01/24)
260	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	281,229
	Bonds, First Lien Series 2020B, 3.000%, 9/01/40 – AGM Insured
5,230	Total Pennsylvania			5,929,155
	Puerto Rico – 1.7%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	1,121,430
1,080	5.000%, 7/01/58	7/28 at 100.00	N/R	1,227,701
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,222,820
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
4,080	Total Puerto Rico			4,571,951
	South Carolina – 0.6%
1,500	Richland County School District 2, South Carolina, General Obligation Bonds, Refunding	5/23 at 100.00	Aa1	1,558,170
	Series 2012B, 3.050%, 5/01/27
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	AA–	695,010
	Series 2015, 5.000%, 11/01/35
	Texas – 6.8%
1,880	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	2,137,071
	Lien Series 2016, 5.000%, 6/15/46
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	275,040
	5.000%, 1/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+ (5)	$ 6,145,413
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,314,593
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,443,113
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
110	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	107,899
520	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	489,824
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	4,772,102
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	560,619
	Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured
155	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	163,009
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,083,087
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	222,980
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
25,155	Total Texas			18,714,750
	Virginia – 0.9%
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,033,660
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	426,416
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,045,552
2,420	Total Virginia			2,505,628
	Washington – 5.0%
1,610	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding	7/31 at 100.00	Aa2	1,922,259
	Series 2021-A, 4.000%, 7/01/42
395	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	474,731
	4/01/44 (AMT)
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds,	6/24 at 100.00	Aaa	965,445
	Series 2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	1/23 at 100.00	BBB+ (5)	4,271,480
	Series 2013A, 5.750%, 1/01/45 (Pre-refunded 1/01/23)
1,615	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa1	1,818,377
	Bonds, Refunding Series2021B Exchange Purchase, 4.000%, 7/01/58
1,130	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	Aaa	1,289,793
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A, 5.000%, 8/01/38	8/26 at 100.00	Aaa	3,022,379
12,145	Total Washington			13,764,464
	Wisconsin – 1.6%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,691,109
	Inc, Series 2012, 5.000%, 6/01/39
2,355	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	2,781,467
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
4,000	Total Wisconsin			4,472,576
$ 266,820	Total Municipal Bonds (cost $230,674,733)			266,286,014

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 0.5%
	Electric Utilities – 0.5%
32,258	Energy Harbor Corp (7), (8), (9)	$ 1,297,385
	Total Common Stocks (cost $899,914)	1,297,385
	Total Long-Term Investments (cost $231,574,647)	267,583,399

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Florida – 0.5%
$ 1,345	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	11/21 at 103.00	N/R	$ 1,372,102
	Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory
	Put 1/01/24), 144A (10)
$ 1,345	Total Short-Term Investments (cost $1,345,000)			1,372,102
	Total Investments (cost $232,919,647) – 97.4%			268,955,501
	Other Assets Less Liabilities – 2.6%			7,155,885
	Net Assets Applicable to Common Shares – 100%			$ 276,111,386

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.6%
	MUNICIPAL BONDS – 96.0%
	Alabama – 0.6%
$ 1,170	Birmingham, Alabama, General Obligation Convertable Capital Appriciation Bonds, Series	3/23 at 100.00	AA (4)	$ 1,249,104
	2013A, 5.000%, 3/01/32 (Pre-refunded 3/01/23)
	Arizona – 1.8%
1,950	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	1/23 at 100.00	AA	2,018,562
	Series 2012C, 4.000%, 7/01/38
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	1,229,170
	Series 2019A, 5.000%, 7/01/49
500	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue	7/29 at 100.00	A3	610,855
	Bonds, Series 2019A, 5.000%, 7/01/39
3,450	Total Arizona			3,858,587
	California – 25.6%
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
6,740	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (4)	5,333,429
5,760	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	4,273,056
35	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	40,583
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
49	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	11/21 at 100.00	A3	49,200
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
2,275	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	Aa2	2,060,149
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 –
	NPFG Insured
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	3,090,762
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A,	No Opt. Call	Aa2	3,762,270
	0.000%, 3/01/28 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,301,323
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	AA	9,840,644
	Obligation Bonds, Election 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured
1,250	Ontario International Airport Authority, California, Revenue Bonds, Series 2021A,	5/31 at 100.00	AA	1,583,025
	5.000%, 5/15/46 – AGM Insured
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	2,885,970
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A1 (4)	6,469,306
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	1,232,940
	Series 2004C, 0.000%, 8/01/32 – AGM Insured
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	6,611,040
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined	No Opt. Call	A+	2,925,489
	Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured
765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	917,426
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 535	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	$ 661,174
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)
2,525	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2 (4)	2,887,110
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42 (Pre-refunded 11/01/24)
64,984	Total California			55,924,896
	Colorado – 2.9%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	518,305
	Improvement Series 2017, 5.000%, 12/01/22, 144A
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	961,351
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,113,368
	2013B, 5.000%, 11/15/43
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	1,057,834
	9/01/32 – NPFG Insured
490	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/24 at 100.00	A	546,864
	5.000%, 9/01/40
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	1,149,980
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33
6,010	Total Colorado			6,347,702
	Connecticut – 2.7%
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	Aa3	2,386,020
1,500	Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/26	No Opt. Call	Aa3	1,809,885
1,615	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	AA–	1,758,719
	Series 2013A, 5.000%, 10/01/30
5,405	Total Connecticut			5,954,624
	District of Columbia – 2.3%
765	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	865,008
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
855	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	No Opt. Call	Aa3	1,094,674
	Series 2021A, 5.000%, 10/01/29 (AMT)
2,500	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	3,149,150
	Bonds, Series 2020A, 5.000%, 7/15/45
4,120	Total District of Columbia			5,108,832
	Florida – 1.3%
390	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	466,190
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,438,900
	10/01/49 (AMT)
2,390	Total Florida			2,905,090
	Georgia – 0.5%
1,035	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,195,063
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 0.6%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	1,408,125

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.1%
$ 190	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/35 (AMT)	7/30 at 100.00	Aa3	$ 223,925
	Idaho – 1.5%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,293,910
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.7%
575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	699,004
	Series 2016, 6.000%, 4/01/46
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	356,092
	Refunding Series 2017C, 5.000%, 12/01/30
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	3,471,468
	12/01/28 – FGIC Insured
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	277,953
	2013A, 6.000%, 7/01/43
335	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation,	11/21 at 100.00	N/R (4)	345,576
	Series 1992C, 6.250%, 4/15/22 (ETM)
2,060	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/23	No Opt. Call	BBB	2,245,194
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation	No Opt. Call	Aa3	994,590
	Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB+	2,082,750
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB+	3,857,770
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB+	3,501,250
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB+	1,373,460
1,400	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	1,604,288
	5.000%, 3/01/28
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	339,531
	6.000%, 10/01/42
24,410	Total Illinois			21,148,926
	Indiana – 1.8%
1,450	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	1,675,837
	Series 2020A, 4.000%, 7/01/40
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,397,363
	Series 2015A, 5.000%, 10/01/45
1,000	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage	No Opt. Call	AA	909,840
	Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured
3,700	Total Indiana			3,983,040
	Iowa – 0.3%
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	720,654
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
	Massachusetts – 6.4%
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	2,634,901
	2016BB-1, 5.000%, 10/01/46
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	1,409,135
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (4)	2,438,077
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
2,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+ (4)	2,626,800
	Series 2019A, 5.000%, 2/15/49 (Pre-refunded 2/15/26)

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series	8/26 at 100.00	AA+	$ 2,597,099
	2016C, 5.000%, 8/01/40
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	1,045,040
	Series 2013, 4.000%, 1/15/30
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1:
210	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	240,188
255	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	291,656
220	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	250,897
480	5.000%, 11/01/39	11/24 at 100.00	AA	543,581
12,325	Total Massachusetts			14,077,374
	Michigan – 1.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	368,494
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,385,440
	2016-I, 5.000%, 4/15/35
2,355	Total Michigan			2,753,934
	Nebraska – 1.6%
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	287,870
	Health Services Project, Series 2018, 5.000%, 7/01/26
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,630,446
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa3 (4)	563,510
	Bonds, School Building Series 2014, 5.000%, 12/15/39 (Pre-refunded 6/15/24)
3,350	Total Nebraska			3,481,826
	Nevada – 0.2%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	528,629
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,000	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,072,950
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 3.6%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,114,876
	5.000%, 1/01/37
1,850	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	2,026,767
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/23
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	352,919
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	4,366,782
	Series 2006C, 0.000%, 12/15/28 – AMBAC Insured
8,070	Total New Jersey			7,861,344
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	10/21 at 100.00	N/R	1,003,510
	Series 2007A, 5.250%, 9/01/42 (AMT)
	New York – 2.2%
1,800	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	2,095,704
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/44
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	1,312,575
	Series 2012F, 5.000%, 11/15/26
1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	1,454,544
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
4,310	Total New York			4,862,823

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.7%
$ 130	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 144,665
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	407,804
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	3,869,470
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,475	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3 (4)	1,570,536
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
6,685	Total Ohio			5,993,725
	Oklahoma – 0.2%
345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	413,479
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
490	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	497,477
	Willamette View Project, Series 2017A, 4.000%, 5/15/22
545	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	623,851
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	BBB	1,146,710
	2016B, 5.000%, 10/01/40
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	917,047
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,785	Total Oregon			3,185,085
	Pennsylvania – 4.0%
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	4/31 at 100.00	N/R	520,885
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 3.750%, 10/01/47 (Mandatory
	Put 4/01/21)
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	2,963,250
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%,	7/24 at 100.00	A+ (4)	5,023,636
	7/01/40 (Pre-refunded 7/01/24)
210	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	227,147
	Bonds, First Lien Series 2020B, 3.000%, 9/01/40 – AGM Insured
7,665	Total Pennsylvania			8,734,918
	Puerto Rico – 2.9%
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	1,037,250
	5.250%, 7/01/42
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	AAA	1,033,225
	5.250%, 7/01/31 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,050	4.750%, 7/01/53	7/28 at 100.00	N/R	1,177,502
750	5.000%, 7/01/58	7/28 at 100.00	N/R	852,570
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,222,820
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
5,745	Total Puerto Rico			6,323,367
	South Carolina – 0.6%
1,270	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,355,268
	2015A, 2.900%, 10/01/25

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.2%
$ 400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	AA–	$ 463,340
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	843,519
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Texas – 7.1%
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	97,477
	5.000%, 1/01/34
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+ (4)	5,128,546
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	961,132
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,330,651
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 62.71	Baa2	1,290,400
	0.000%, 11/15/32 – NPFG Insured
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior
	Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,858,090
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,929,892
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	131,459
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	AA (4)	344,218
	Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured (Pre-refunded 1/01/25)
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	2,333,940
	2002A, 0.000%, 8/15/25 – AMBAC Insured
20,840	Total Texas			15,405,805
	Virginia – 2.7%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	3,830,610
	Appreciation Series 2012B, 0.000%, 7/15/32 (5)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	426,416
1,510	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,563,152
5,420	Total Virginia			5,820,178
	Washington – 5.1%
1,275	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding	7/31 at 100.00	Aa2	1,522,286
	Series 2021-A, 4.000%, 7/01/42
205	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	246,379
	4/01/44 (AMT)
1,600	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,949,072
	2019A-2, 5.000%, 8/01/44
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,186,920
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,075	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	Baa1	1,210,375
	Bonds, Refunding Series2021B Exchange Purchase, 4.000%, 7/01/58
1,725	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	Aaa	1,968,932
9,880	Total Washington			11,083,964
	Wisconsin – 0.6%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,270,962
	Series 2012B, 5.000%, 2/15/32
$ 217,709	Total Municipal Bonds (cost $174,073,106)			209,858,478

Shares	Description (1)	Value
	COMMON STOCKS – 0.6%
	Electric Utilities – 0.6%
32,258	Energy Harbor Corp (7), (8), (9)	$ 1,297,385
	Total Common Stocks (cost $899,914)	1,297,385
	Total Long-Term Investments (cost $174,973,020)	211,155,863

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Florida – 0.5%
$ 1,040	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	11/21 at 103.00	N/R	$ 1,060,956
	Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT)
	(Mandatory Put 1/01/24), 144A (10)
$ 1,040	Total Short-Term Investments (cost $1,040,000)			1,060,956
	Total Investments (cost $176,013,020) – 97.1%			212,216,819
	Other Assets Less Liabilities – 2.9%			6,362,367
	Net Assets Applicable to Common Shares – 100%			$ 218,579,186

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Portfolio of Investments
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.1%
	MUNICIPAL BONDS – 97.1%
	Consumer Staples – 1.2%
$ 20	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 23,190
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	1,126,230
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	102,994
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,215	Total Consumer Staples			1,252,414
	Education and Civic Organizations – 1.2%
550	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	560,571
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	168,706
	Education, Multiple Projects, Series 2014A, 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	66,691
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	431,519
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
1,155	Total Education and Civic Organizations	1,227,487
	Health Care – 6.8%
590	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A1	702,554
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	1,206,280
	Health, Refunding Series 2017A, 5.000%, 11/15/48
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	1,206,280
	Health, Series 2018A, 5.000%, 11/15/48
1,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	1,146,510
	Series 2020A, 4.000%, 4/01/44
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	129,174
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
70	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	78,873
	Services, Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	286,839
	Services, Series 2014B, 5.000%, 10/01/44
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	41,591
	Refunding Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	151,104
	2017A, 5.250%, 11/01/41
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	396,582
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	914,842
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	601,555
5,910	Total Health Care			6,862,184

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 7.2%
$ 615	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	$ 657,355
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
280	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	298,259
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
750	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	842,692
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
260	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	246,394
	at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A
633	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	745,810
	2019-2, 4.000%, 3/20/33
536	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	622,393
	2021-1, 3.500%, 11/20/35
92	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	111,997
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	A–	27,108
65	5.250%, 8/15/49	8/24 at 100.00	A–	70,089
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	406,388
	Series 2012A, 5.500%, 8/15/47
660	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	691,891
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
100	CSCDA Community Improvement Authority, 4.000%, 10/01/56, 144A, (WI/DD, Settling 10/21/21)	10/31 at 100.00	N/R	107,650
495	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	524,284
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
650	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	744,049
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
540	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	569,111
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
380	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	359,621
	Orange City Portfolio, Senior Lien Series 2021A-2, 3.000%, 3/01/57, 144A
185	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	195,471
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
6,661	Total Housing/Multifamily			7,220,562
	Tax Obligation/General – 21.4%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	1,163,830
	5.000%, 8/01/34
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	Aa2	2,049,840
1,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,150,150
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AA+	1,229,430
	Bonds, Election 2008 Series 2018B-1, 5.250%, 7/01/42
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	5,592,622
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,236,210
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	4,168,557
	Election of 2008 Series 2009B, 0.000%, 8/01/44
2,050	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,554,075
	Election 2014 Series 2018B, 5.000%, 9/01/45

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	West Hills Community College District, California, General Obligation Bonds, School	8/31 at 100.00	AA	$ 2,283,320
	Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)
25,700	Total Tax Obligation/General			21,428,034
	Tax Obligation/Limited – 16.3%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	11/21 at 100.00	AA	1,018,920
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	2,183,020
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,350	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	AA–	1,542,172
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	11/21 at 100.00	AAA	1,218,402
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,188,940
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,643,950
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	11/21 at 100.00	A+	1,004,310
	2009, 7.000%, 3/01/34
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	375,669
320	5.750%, 9/01/39	9/23 at 100.00	N/R	343,754
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	64,594
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
705	0.000%, 7/01/46	7/28 at 41.38	N/R	232,756
763	5.000%, 7/01/58	7/28 at 100.00	N/R	867,348
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	22,425
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
60	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	64,343
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	11/21 at 100.00	N/R	40,178
	2011, 7.000%, 10/01/26
1,285	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	1,487,490
	Facility District 99-02, Series 2018A, 5.000%, 9/01/28
50	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	62,055
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,035,060
	2012A, 5.000%, 10/01/32 – AGM Insured
15,218	Total Tax Obligation/Limited			16,395,386
	Transportation – 9.8%
60	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	67,985
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	AA	1,089,990
	Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	914,392
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	1,870,778
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
2,315	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,873,609
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/37 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	$ 981,320
1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,213,070
	Subordinate Series 2019B, 5.000%, 7/01/49 (AMT)
750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	834,923
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
8,405	Total Transportation			9,846,067
	U.S. Guaranteed – 12.8% (5)
410	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	500,946
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A1	2,969,875
	Health, Series 2016A, 5.000%, 11/15/41 (Pre-refunded 11/15/25)
55	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	62,675
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	2,039,160
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	597,994
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,170	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	1,316,812
1,175	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	1,328,243
1,650	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	N/R	1,921,425
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (Pre-refunded 6/01/25)
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	677,712
	2011, 7.500%, 12/01/41 (Pre-refunded 12/01/21)
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,397,856
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
11,525	Total U.S. Guaranteed			12,812,698
	Utilities – 20.4%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,066,630
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving	4/27 at 100.00	AAA	1,799,813
	Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (AMT), 144A	1/23 at 100.00	BBB	392,700
1,160	5.000%, 11/21/45 (AMT), 144A	1/23 at 100.00	BBB	1,213,140
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	1,961,681
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,366,560
	Water District Series 2016, 5.000%, 3/01/41
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	AA–	938,101
	Series 2007A, 5.500%, 11/15/37
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,650,940
	Series 2017C, 5.000%, 7/01/47
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,448,760
	Series 2018A, 5.000%, 7/01/38
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	2,205,435
	2014A, 5.000%, 7/01/44
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	1,245,270
	2018B, 5.000%, 7/01/38

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	$ 758,830
	2017A, 5.250%, 6/01/47
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
50	5.500%, 7/01/28	7/22 at 100.00	CCC	51,955
175	5.750%, 7/01/37	7/22 at 100.00	CCC	182,166
145	6.000%, 7/01/47	7/22 at 100.00	CCC	151,173
17,350	Total Utilities			20,433,154
$ 93,139	Total Long-Term Investments (cost $85,943,582)			97,477,986
	Other Assets Less Liabilities – 2.9%			2,881,307
	Net Assets Applicable to Common Shares – 100%			$ 100,359,293

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Portfolio of Investments
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.7%
	MUNICIPAL BONDS – 96.7%
	Consumer Staples – 5.0%
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	11/21 at 100.00	BBB	$ 435,531
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series Series 2016A-1:
345	5.625%, 6/01/35	No Opt. Call	A–	376,526
1,530	5.750%, 6/01/43	No Opt. Call	BB+	2,002,571
2,310	Total Consumer Staples			2,814,628
	Education and Civic Organizations – 11.7%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	11/21 at 100.00	BB	165,460
	Schools, Series 2007A, 5.000%, 4/01/37
275	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	11/21 at 100.00	CCC	275,316
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	78,236
110	5.000%, 4/15/43	4/23 at 100.00	BB+	114,036
100	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	106,808
	School, Series 2020C-1, 5.000%, 6/01/40, 144A
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	158,864
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,195,890
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,115
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	28,872
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	686,367
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	336,049
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,403,016
	2016A, 5.000%, 7/01/39
70	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	85,985
	Technology, Series 2019A, 5.000%, 7/01/49
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	275,255
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	227,371
	Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55 (4)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	117,858
	University Project, Series 2013, 5.000%, 9/01/38
295	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	317,045
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/39 –
	AGM Insured
180	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	AA	202,963
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 350	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	No Opt. Call	AA	$ 470,838
	American Art, Refunding Series 2021, 5.000%, 7/01/31
190	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	194,421
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	147,458
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
5,805	Total Education and Civic Organizations			6,611,223
	Financials – 1.1%
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	633,740
	Series 2005, 5.250%, 10/01/35
	Health Care – 4.6%
1,100	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB–	1,234,739
	Series 2020A, 4.000%, 9/01/50
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	1,148,160
	Obligated Group, Series 2020A, 4.000%, 7/01/53
200	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	221,726
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
2,300	Total Health Care			2,604,625
	Industrials – 3.6%
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,043,704
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	Long-Term Care – 0.2%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	11/21 at 100.00	A2	100,795
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	28,185
	Community Project, Series 2019, 5.000%, 1/01/40
125	Total Long-Term Care			128,980
	Materials – 0.3%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	178,350
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
	Tax Obligation/General – 8.3%
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,237,330
	2019B, 5.000%, 4/01/49 – AGM Insured
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A,	4/31 at 100.00	AA	1,156,880
	4.000%, 4/01/51 – AGM Insured
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,298,214
835	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/44	3/30 at 100.00	AA	961,787
3,915	Total Tax Obligation/General			4,654,211
	Tax Obligation/Limited – 19.6%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,068,154
	General Purpose Series 2012D, 5.000%, 2/15/37
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	AA+	1,234,030
	General Purpose, Series 2019A Bidding Group 1,2,3,4, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,165,650
	2015B Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	BB	1,168,820

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	$ 950,976
	Fiscal 2017 Series A, 5.000%, 2/15/38
645	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	11/21 at 100.00	AA–	647,715
	Series 2011A, 5.750%, 2/15/47
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	1,156,930
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,072,900
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	497,052
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	267,139
	2018A-1, 5.000%, 7/01/58
750	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	941,940
	Lien Subseries 2021A-1, 5.000%, 5/15/51
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	874,626
	2012A, 5.000%, 10/01/32 – AGM Insured
9,775	Total Tax Obligation/Limited			11,045,932
	Transportation – 21.8%
900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A3	1,001,862
	2014D-1, 5.000%, 11/15/39
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	251,393
	Center Project, Series 2011, 5.000%, 11/15/44
190	New York Transportation Development Corporation, New York, Facility Revenue Bonds,	10/31 at 100.00	BBB–	216,009
	Thruway Service Areas Project, Series 2021, 4.000%, 10/31/46 (AMT)
980	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	1,087,496
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
200	5.000%, 8/01/26 (AMT)	10/21 at 100.00	B	200,408
830	5.000%, 8/01/31 (AMT)	10/21 at 100.00	B	831,660
30	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	37,793
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
85	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	106,414
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%,
	12/01/37 (AMT)
100	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	125,479
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/37
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
700	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	858,340
300	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	360,945
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	1,174,570
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,826,745
	Eleventh Series 2018, 5.000%, 9/01/48
1,475	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/31 at 100.00	Aa3	1,684,730
	Twenty-Third Series 2021, 4.000%, 7/15/51 (AMT)
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,214,870
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,316,223
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
10,635	Total Transportation			12,294,937

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
September 30, 2021 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 2.0% (5)
$ 1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	$ 1,093,209
	Conservation Society, Series 2014A, 5.000%, 8/01/32 (Pre-refunded 8/01/23)
	Utilities – 18.5%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	231,920
	Refunding Series 2015A, 5.000%, 7/01/29
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	36,304
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	55,882
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	215,820
	2017, 5.000%, 9/01/47
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,671,820
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,210,580
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	10/30 at 100.00	AAA	1,074,230
	Bonds, 2010 Master Financing Program, Green Series 2020B, 3.000%, 10/15/50
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	156,810
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	CCC	25,978
100	5.750%, 7/01/37	7/22 at 100.00	CCC	104,095
80	6.000%, 7/01/47	7/22 at 100.00	CCC	83,406
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,501,855
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	2,085,510
	5.000%, 12/15/35
8,935	Total Utilities			10,454,210
$ 47,280	Total Long-Term Investments (cost $50,546,160)			54,557,749
	Other Assets Less Liabilities – 3.3%			1,863,183
	Net Assets Applicable to Common Shares – 100%			$ 56,420,932

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2021 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $222,249,374,
$231,574,647, $174,973,020, $85,943,582
and $50,546,160, respectively)	$262,141,623	$267,583,399	$211,155,863	$ 97,477,986	$54,557,749
Short-term investments, at value (cost $1,555,000,
$1,345,000, and $1,040,000, $— and $—, respectively)	1,581,296	1,372,102	1,060,956	—	—
Cash	6,353,924	3,873,592	5,599,061	216,337	788,037
Receivable for:
Interest	2,189,824	2,431,592	1,688,078	1,086,075	657,111
Investments sold	—	2,000,000	—	1,998,821	600,000
Other assets	87,892	91,681	68,369	33,380	20,398
Total assets	272,354,559	277,352,366	219,572,327	100,812,599	56,623,295
Liabilities
Payable for:
Dividends	721,078	720,761	589,477	243,855	130,249
Investments purchased - when-issued/
delayed-delivery settlement	—	—	—	107,649	—
Accrued expenses:
Management fees	43,973	56,112	44,929	21,078	11,841
Professional fees	11,385	11,369	11,684	12,289	12,558
Trustees fees	89,134	92,960	69,370	33,847	20,664
Custodian fees	39,644	39,792	33,257	20,968	15,824
Reorganization fees	103,543	284,408	215,264	—	—
Other	36,443	35,578	29,160	13,620	11,227
Total liabilities	1,045,200	1,240,980	993,141	453,306	202,363
Net assets applicable to common shares	$271,309,359	$276,111,386	$218,579,186	$100,359,293	$56,420,932
Common shares outstanding	16,599,296	17,721,659	13,050,427	6,358,988	3,924,895
Net asset value (“NAV”) per common share outstanding	$ 16.34	$ 15.58	$ 16.75	$ 15.78	$ 14.38
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 165,993	$ 177,217	$ 130,504	$ 63,590	$ 39,249
Paid-in-surplus	230,585,131	245,677,128	179,620,326	88,501,195	53,856,609
Total distributable earnings	40,558,235	30,257,041	38,828,356	11,794,508	2,525,074
Net assets applicable to common shares	$271,309,359	$276,111,386	$218,579,186	$100,359,293	$56,420,932
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended September 30, 2021 (Unaudited)

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$4,814,886	$4,686,686	$3,882,012	$1,767,204	$939,160
Expenses
Management fees	269,610	343,847	275,312	129,541	72,629
Custodian fees	18,367	18,087	15,191	9,905	7,653
Trustees fees	4,202	4,272	3,381	1,557	875
Professional fees	19,818	19,912	18,666	16,123	15,167
Shareholder reporting expenses	17,443	15,967	12,803	8,073	7,021
Shareholder servicing agent fees	5,074	4,754	4,378	1,977	1,971
Stock exchange listing fees	3,327	3,327	3,327	3,329	3,327
Investor relations expenses	6,416	6,416	5,106	2,425	1,455
Reorganization expense	225,000	370,000	280,000	—	—
Other	5,013	5,161	5,086	4,380	4,042
Total expenses	574,270	791,743	623,250	177,310	114,140
Net investment income (loss)	4,240,616	3,894,943	3,258,762	1,589,894	825,020
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,231,677	698,748	734,190	18,242	(4,058)
Change in net unrealized appreciation (depreciation)
of investments	(885,881)	663,526	80,751	(369,740)	100,983
Net realized and unrealized gain (loss)	345,796	1,362,274	814,941	(351,498)	96,925
Net increase (decrease) in net assets applicable
to common shares from operations	$4,586,412	$5,257,217	$4,073,703	$1,238,396	$921,945

See accompanying notes to financial statements.

Statement of Changes in Net Assets

		NXP			NXQ			NXR
	(Unaudited)			(Unaudited)			(Unaudited)
	Six Months		Year	Six Months		Year	Six Months		Year
	Ended		Ended	Ended		Ended	Ended		Ended
	9/30/21		3/31/21	9/30/21		3/31/21	9/30/21		3/31/21
Operations
Net investment income (loss)	$ 4,240,616		$ 9,769,995	$ 3,894,943		$ 9,382,205	$ 3,258,762		$ 7,313,628
Net realized gain (loss) from investments	1,231,677		227,919	698,748		13,837	734,190		822,175
Change in net unrealized appreciation
(depreciation) of investments	(885,881)		8,513,674	663,526		8,462,301	80,751		4,302,867
Net increase (decrease) in net assets
applicable to common shares
from operations	4,586,412		18,511,588	5,257,217		17,858,343	4,073,703		12,438,670
Distributions to Common Shareholders
Dividends	(4,530,518)		(9,053,656)	(4,465,315)		(8,927,983)	(3,640,650)		(6,809,914)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(4,530,518)		(9,053,656)	(4,465,315)		(8,927,983)	(3,640,650)		(6,809,914)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	162,541		194,847	82,365		42,118	62,978		20,515
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	162,541		194,847	82,365		42,118	62,978		20,515
Net increase (decrease) in net assets
applicable to common shares	218,435		9,652,779	874,267		8,972,478	496,031		5,649,271
Net assets applicable to common
shares at the beginning of period	271,090,924		261,438,145	275,237,119		266,264,641	218,083,155		212,433,884
Net assets applicable to common
shares at the end of period	$271,309,359		$271,090,924	$276,111,386		$275,237,119	$218,579,186		$218,083,155

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

		NXC			NXN
	(Unaudited)			(Unaudited)
	Six Months		Year	Six Months		Year
	Ended		Ended	Ended		Ended
	9/30/21		3/31/21	9/30/21		3/31/21
Operations
Net investment income (loss)	$ 1,589,894		$ 3,270,899	$ 825,020		$ 1,819,457
Net realized gain (loss) from investments	18,242		460,516	(4,058)		(132,901)
Change in net unrealized appreciation
(depreciation) of investments	(369,740)		2,121,520	100,983		1,563,203
Net increase (decrease) in net assets
applicable to common shares
from operations	1,238,396		5,852,935	921,945		3,249,759
Distributions to Common Shareholders
Dividends	(1,525,876)		(3,331,881)	(812,453)		(1,830,963)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(1,525,876)		(3,331,881)	(812,453)		(1,830,963)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	46,305		66,551	—		—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	46,305		66,551	—		—
Net increase (decrease) in net assets
applicable to common shares	(241,175)		2,587,605	109,492		1,418,796
Net assets applicable to common
shares at the beginning of period	100,600,468		98,012,863	56,311,440		54,892,644
Net assets applicable to common
shares at the end of period	$100,359,293		$100,600,468	$56,420,932		$56,311,440

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated			Ending
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NXP
Year Ended 3/31:
2022(d)	$16.34	$0.26	$0.01	$0.27	$(0.27)	$ —	$(0.27)	$16.34	$17.38
2021	15.77	0.59	0.53	1.12	(0.55)	—	(0.55)	16.34	17.39
2020	15.51	0.58	0.23	0.81	(0.55)	—	(0.55)	15.77	14.97
2019	15.12	0.57	0.37	0.94	(0.55)	—	(0.55)	15.51	14.64
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
NXQ
Year Ended 3/31:
2022(d)	15.54	0.22	0.07	0.29	(0.25)	—	(0.25)	15.58	15.61
2021	15.03	0.53	0.48	1.01	(0.50)	—	(0.50)	15.54	16.08
2020	14.86	0.53	0.14	0.67	(0.50)	—	(0.50)	15.03	14.21
2019	14.52	0.53	0.31	0.84	(0.50)	—	(0.50)	14.86	13.93
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

1.67%	1.56%	$271,309	0.42%*	3.09%*	3%
7.16	20.16	271,091	0.26	3.64	10
5.19	5.89	261,438	0.26	3.60	10
6.34	8.51	256,937	0.26	3.77	17
4.52	3.83	250,551	0.27	3.66	19
0.55	(2.20)	248,518	0.28	3.64	28

1.88	(1.36)	276,111	0.57*	2.79*	3
6.83	16.96	275,237	0.31	3.44	11
4.52	5.57	266,265	0.31	3.48	13
5.95	7.32	263,310	0.31	3.64	12
3.98	4.32	257,250	0.32	3.53	20
0.69	(1.56)	256,325	0.33	3.61	27

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXP		NXQ
Year Ended 3/31:		Year Ended 3/31:
2022(d)	—%	2022(d)	—%
2021	—	2021	—
2020	—	2020	—
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended September 30, 2021.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
									Premium
									Per Share
	Beginning	Net	Net		From	From			Sold
	Common	Investment	Realized/		Net	Accumulated		Shelf	Through		Ending
	Share	Income	Unrealized		Investment	Net Realized		Offering	Shelf	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	NAV	Price
NXR
Year Ended 3/31:
2022(d)	$16.72	$0.25	$ 0.06	$0.31	$(0.28)	$ —	$(0.28)	$ —	$ —	$16.75	$17.22
2021	16.28	0.56	0.40	0.96	(0.52)	—	(0.52)	—	—	16.72	16.83
2020	15.85	0.57	0.38	0.95	(0.52)	—	(0.52)	—	—	16.28	15.40
2019	15.39	0.56	0.42	0.98	(0.52)	—	(0.52)	—	—	15.85	14.73
2018	15.29	0.55	0.09	0.64	(0.54)	—	(0.54)	—	—	15.39	14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	—	15.29	14.21

NXC
Year Ended 3/31:
2022(d)	15.83	0.25	(0.06)	0.19	(0.24)	—	(0.24)	—	—	15.78	15.76
2021	15.43	0.51	0.41	0.92	(0.52)	—	(0.52)	—	—	15.83	16.29
2020	15.21	0.53	0.21	0.74	(0.52)	—	(0.52)	—	—	15.43	14.50
2019	15.02	0.50	0.19	0.69	(0.52)	—	(0.52)	0.02	—	15.21	14.12
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—**	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—	15.00	14.83

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

1.84%	3.98%	$218,579	0.56%*	2.94%*	3%
5.97	12.82	218,083	0.32	3.37	8
6.02	8.05	212,434	0.32	3.50	13
6.53	7.31	206,778	0.32	3.62	17
4.19	3.87	200,765	0.33	3.55	15
0.37	(1.09)	199,496	0.33	3.61	29

1.19	(1.80)	100,359	0.35*	3.12*	5
6.05	16.13	100,600	0.35	3.26	5
4.86	6.26	98,013	0.36	3.41	10
4.82	5.44	96,573	0.55	3.38	23
4.37	(2.23)	95,357	0.37	3.73	20
0.20	(6.98)	94,310	0.37	3.89	24

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXR		NXC
Year Ended 3/31:		Year Ended 3/31:
2022(d)	—%	2022(d)	—%
2021	—	2021	—
2020	—	2020	—
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended September 30, 2021.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
	Beginning	Net	Net		From	From			Ending
	Common	Investment	Realized/		Net	Accumulated			Common
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NXN
Year Ended 3/31:
2022(d)	$14.35	$0.21	$ 0.03	$0.24	$(0.21)	$ —	$(0.21)	$14.38	$13.87
2021	13.99	0.46	0.37	0.83	(0.47)	—	(0.47)	14.35	14.50
2020	14.08	0.49	(0.11)	0.38	(0.47)	—	(0.47)	13.99	12.65
2019	13.93	0.50	0.15	0.65	(0.50)	—	(0.50)	14.08	13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	14.04	13.69

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

1.65%	(2.94)%	$56,421	0.40%*	2.89%*	7%
5.98	18.66	56,311	0.40	3.25	14
2.69	(3.18)	54,893	0.43	3.39	5
4.80	8.26	55,270	0.42	3.59	16
3.05	(1.41)	54,679	0.43	3.64	17
0.40	1.26	55,120	0.44	3.83	29

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXN
Year Ended 3/31:
2022(d)	—%
2021	—**
2020	0.02
2019	0.02
2018	0.02
2017	0.02

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended September 30, 2021.
*	Annualized.
**	Rounds to less than 0.01% annualized.

See accompanying notes to financial statements.

Notes to

Financial Statements (Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.

The end of the reporting period for the Funds is September 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganization

During May, 2021, the Funds’ Board of Trustees (the “Board”) approved the reorganization of NXQ and NXR (the “Target Funds”) into NXP (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares. In order for the Reorganization to occur, it must be approved by shareholders of the Target Funds. The Target Funds’ shareholders approved the reorganization subsequent to the end of the reporting period. Further details and the planned timing of the Reorganization are included in Note 9 – Subsequent Events.

Upon the closing of the Reorganization, the Target Funds will transfer their assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”)

Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and

Notes to Financial Statements (Unaudited) (continued)

auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NXP	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$260,844,238	$ —	$260,844,238
Common Stocks	—	1,297,385**	—	1,297,385
Short-Term Investments*:
Municipal Bonds	—	1,581,296	—	1,581,296
Total	$ —	$263,722,919	$ —	$263,722,919

NXQ	Level 1	Level 2	Level 3	Total
Long-Term Investments*
Municipal Bonds	$ —	$266,286,014	$ —	$266,286,014
Common Stocks	—	1,297,385**	—	1,297,385
Short-Term Investments*:
Municipal Bonds	—	1,372,102	—	1,372,102
Total	$ —	$268,955,501	$ —	$268,955,501
NXR
Long-Term Investments*
Municipal Bonds	$ —	$209,858,478	$ —	$209,858,478
Common Stocks	—	1,297,385**	—	1,297,385
Short-Term Investments*:
Municipal Bonds	—	1,060,956	—	1,060,956
Total	$ —	$212,216,819	$ —	$212,216,819
NXC
Long-Term Investments*
Municipal Bonds	$ —	$97,477,986	$ —	$97,477,986
NXN
Long-Term Investments*
Municipal Bonds	$ —	$54,557,749	$ —	$54,557,749

*	Refer to the Fund’s Portfolio of Investments for state/industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

Notes to Financial Statements (Unaudited) (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$ 7,750,430	$ 9,218,336	$ 6,224,192	$4,717,048	$5,095,161
Sales and maturities	14,577,691	14,763,410	12,696,134	6,094,726	3,645,000

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

		NXP			NXQ
	Six Months		Year	Six Months		Year
	Ended		Ended	Ended		Ended
	9/30/21		3/31/21	9/30/21		3/31/21
Common shares issued to shareholders due to reinvestment of distributions	9,615		11,895	5,232		2,700

		NXR			NXC
	Six Months		Year	Six Months		Year
	Ended		Ended	Ended		Ended
	9/30/21		3/31/21	9/30/21		3/31/21
Common shares issued to shareholders due to reinvestment of distributions	3,658		1,209	2,884		4,192

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2021.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$221,732,840	$231,849,167	$174,219,623	$85,930,732	$50,554,353
Gross unrealized:
Appreciation	$ 42,072,080	$ 37,244,013	$ 38,043,483	$11,576,859	$ 4,154,489
Depreciation	(82,001)	(137,679)	(46,287)	(29,605)	(151,093)
Net unrealized appreciation (depreciation) of investments	$ 41,990,079	$ 37,106,334	$ 37,997,196	$11,547,254	$ 4,003,396

Permanent differences, primarily due to taxable market discount and paydowns, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2021, the Funds’ last tax year end.

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2021, the Funds’ last tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$1,937,016	$1,818,550	$1,711,451	$184,086	$88,406
Undistributed net ordinary income[2]	8,752	7,126	52,818	25,481	—
Undistributed net long-term capital gains	—	—	—	233,898	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2021, paid on April 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2021 was designated for purposes of the dividends paid deduction as follows:

	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$8,949,560	$8,806,247	$6,354,508	$3,327,984	$1,830,963
Distributions from net ordinary income[2]	104,096	121,736	455,406	3,897	—
Distributions from net long-term capital gains	—	—	—	—	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2021, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NXP	NXQ	NXR	NXN
Not subject to expiration:
Short-term	$ 431,527	$ 816,473	$193,859	$1,122,722
Long-term	3,246,564	7,307,767	636,403	305,575
Total	$3,678,091	$8,124,240	$830,262	$1,428,297

During the Funds’ last tax year ended March 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR	NXC
Utilized capital loss carryforwards	$248,931	$33,710	$845,255	$167,069

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of September 30, 2021, the complex-level fee for each Fund was 0.1536%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the

Notes to Financial Statements (Unaudited) (continued)

facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Other expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. Subsequent Events

Fund Reorganization

At a special meeting held on October 29, 2021, shareholders of NXP, NXQ and NXR approved the Reorganization of NXQ and NXR into NXP. The Reorganization is scheduled to take place prior to the opening of business on December 6, 2021.

Risk Considerations (Unaudited)

Fund common shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Select Tax-Free Income Portfolio (NXP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.

Nuveen Select Tax-Free Income Portfolio 2 (NXQ)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.

Nuveen Select Tax-Free Income Portfolio 3 (NXR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.

Nuveen California Select Tax-Free Income Portfolio (NXC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.

Nuveen New York Select Tax-Free Income Portfolio (NXN)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Matthew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Common Shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
•	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
•	S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
••	Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
••	Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Select Tax-Free Income Portfolio (the “Tax-Free Income Portfolio”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund further outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Select Tax-Free Income Portfolio 2, the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the second quartile for the three- and five-year periods ended March 31, 2021. In addition, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended May 14, 2021. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance. Notwithstanding the foregoing, as part of an initiative to rationalize products, the Board at the May Meeting approved the reorganization of the Fund into the Tax-Free Income Portfolio, subject to shareholder approval and completion of any closing conditions. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Select Tax-Free Income Portfolio 3, the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance. Notwithstanding the foregoing, as part of an initiative to rationalize products, the Board at the May Meeting approved the reorganization of the Fund into the Tax-Free Income Portfolio, subject to shareholder approval and completion of any closing conditions. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Fund.

For Nuveen California Select Tax-Free Income Portfolio, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the five-year period ended December 31, 2020 and outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the five-year period ended March 31, 2021 and outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods but ranked in the third quartile for the five-year period and outperformed its benchmark for the one-, three- and five-year periods. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy given, in relevant part, that the Fund is one of two unlevered funds in a primarily levered peer group. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen New York Select Tax-Free Income Portfolio, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile for the one-year period ended December 31, 2020. Further, although the Fund’s performance was below the performance of its benchmark for the one-year period ended December 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended December 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021 and May 14, 2021, the Fund ranked in the third quartile for the five-year periods ended March 31, 2021 and May 14, 2021. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that the Funds had net management fees and net expense ratios below their respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

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Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0921D 1893987-INV-B-11/22

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: December 3, 2021

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: December 3, 2021